Exhibit 10.1

FIFTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 24, 2026 (the “Fifth Amendment Effective Date”), is among PRIMEENERGY RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), each Guarantor party hereto and each Lender party hereto.

RECITALS

A.         The Borrower, the Lenders and the Administrative Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of July 5, 2022 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B.         The Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to certain amendments or modifications to the terms of the Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

(a)    The following definition is hereby added to Section 1.02 of the Credit Agreement, in proper alphabetical order, to read in its entirety as follows:

“Fifth Amendment Effective Date” means February 24, 2026.

(b)    The definition of Applicable Margin in Section 1.02 of the Credit Agreement is hereby amended by amending the Borrowing Base Utilization Grid therein to read in its entirety as follows:

Borrowing Base Utilization Percentage	SOFR Loans	ABR Loans
<25%	2.75%	1.75%
>25% and <50%	3.00%	2.00%
>50% and <75%	3.25%	2.25%
>75% and <90%	3.50%	2.50%
>90%	3.75%	2.75%

FIFTH AMENDMENT – Page 1

(c)    The following definition in Section 1.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Term SOFR Adjustment” means, for any calculation with respect to an ABR Loan or a SOFR Loan, a percentage per annum equal to 0.0%.

(d)    Each of Section 8.20(a) and (b) of the Credit Agreement is hereby amended to replace each reference therein to the percentage “25%” with a reference instead to “30%”.

(e)    Annex I to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex I hereto.

Section 3.    Effectiveness. Upon the satisfaction of the following conditions precedent, this Amendment shall become effective as of the Fifth Amendment Effective Date:

(a)    the Administrative Agent shall have received counterparts to this Amendment duly executed by a duly authorized officer of the Borrower, each Guarantor and each Lender;

(b)    the Administrative Agent shall have received from the Borrower payment of any fees due and payable as set forth in any Fee Letter;

(c)    the Administrative Agent shall have received reimbursement for all of its costs and expenses incurred by it prior to or in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent; and

(d)    Administrative Agent shall have received such other certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

Section 4.    Borrowing Base.

(a)    The parties hereto agree that (i) this Amendment shall serve as (A) the Proposed Borrowing Base Notice pursuant to the requirements of Section 2.07(c)(ii) of the Credit Agreement and (B) the New Borrowing Base Notice pursuant to the requirements of Section 2.07(d) of the Credit Agreement, and (ii) the adjustment to the Borrowing Base set forth herein constitutes the Scheduled Redetermination to occur on or about December 1, 2025 pursuant to Section 2.07(b) of the Credit Agreement.

(b)    Effective as of the Fifth Amendment Effective Date, the Borrowing Base is hereby reaffirmed at $115,000,000. The Borrowing Base as reaffirmed hereby will remain in effect until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the date the Borrowing Base is next adjusted in accordance with the Credit Agreement.

Section 5.    Post-Closing Obligations. Within 45 days after the Fifth Amendment Effective Date (or such later date to which Administrative Agent may agree in writing), the Borrower shall have delivered to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent:

(a)    Mortgages or Mortgage amendments, in each case, executed by the applicable Loan Parties covering Oil and Gas Properties of such Loan Parties such that after giving effect to such Mortgages or Mortgage Amendments, the Mortgaged Properties represent at least 90% of the Borrowing Base Value of the Oil and Gas Properties evaluated in the most recently delivered Reserve Report; and

FIFTH AMENDMENT – Page 2

(b)    Title information in form and substance acceptable to the Administrative Agent covering enough of the Borrowing Base Properties such that in the aggregate the Administrative Agent shall have had the opportunity to review satisfactory title information on Hydrocarbon Interests constituting at least 85% of the total value of the Borrowing Base Oil and Gas Properties evaluated by the most recently delivered Reserve Report.

Section 6.    Representations and Warranties. Before and after giving effect to this Amendment, the Borrower hereby confirms that (a) the representations and warranties of Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing. The execution, delivery, and performance by each of Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not violate any contractual or other obligation by which such Person is bound.

Section 7.    Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, and (c) it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents. To induce the Administrative Agent and Lenders to agree to the terms of this Agreement, each Loan Party represents and warrants that as of the Fifth Amendment Effective Date, there are no claims or offsets or defenses or counterclaims to such Person’s obligations under the Loan Documents, and in accordance therewith each such Person: (i) waives any and all such claims, offsets, defenses or counterclaims, whether known or unknown, arising under the Loan Documents prior to the Fifth Amendment Effective Date; and (ii) releases and discharges the Administrative Agent and each Lender and its respective officers, directors, employees, agents, shareholders, affiliates and attorneys (the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which such Person ever had, now has or claims to have or may have against any Released Party arising prior to the Fifth Amendment Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party.

Section 8.    Effect of Amendment. Without limiting the generality of the foregoing, the consent, waiver and modifications set forth herein shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties to, or an amendment of, any other term, provision, condition or covenant of the Credit Agreement or other Loan Documents, other than as specifically set forth herein; or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby. This Amendment shall constitute a Loan Document for all purposes.

FIFTH AMENDMENT – Page 3

Section 9.    Confirmation of Security and Guaranty. Each Loan Party hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment. Each Loan Party further confirms and agrees that the Guaranty Agreement that presently guarantees the Secured Obligations shall continue to guarantee, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment.

Section 10.    Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS” are incorporated herein by reference for all purposes.

Section 11.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 12.    Entirety. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

FIFTH AMENDMENT – Page 4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

PRIMEENERGY RESOURCES CORPORATION

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

GUARANTORS:

PRIME OPERATING COMPANY

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

EOWS MIDLAND COMPANY

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

PRIME OFFSHORE L.L.C.

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

FIFTH AMENDMENT – Signature Page

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Nick Rischard
Name:	Nick Rischard
Title:	Vice President

LENDERS:

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:	/s/ Nick Rischard
Name:	Nick Rischard
Title:	Vice President

FIFTH AMENDMENT – Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

FIFTH AMENDMENT – Signature Page

WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ C. Scott Wilson
Name:	C. Scott Wilson
Title:	SUP

FIFTH AMENDMENT – Signature Page

SOUTHSTATE BANK, N.A.,
as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

FIFTH AMENDMENT – Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Elizabeth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

FIFTH AMENDMENT – Signature Page

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Citibank, N.A.	26.521739130%	$ 79,565,217.39
Fifth Third Bank, National Association	26.521739130%	$ 79,565,217.39
West Texas National Bank	15.652173913%	$ 46,956,521.74
SouthState Bank, N.A.	15.652173913%	$ 46,956,521.74
U.S. Bank National Association	15.652173913%	$ 46,956,521.74

TOTAL:	100.000000000%	$ 300,000,000.00

Annex I – Page 1